                                                                   EXHIBIT 10.24



                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0




                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)


THIS AGREEMENT is made and entered into as of the 1st day of October, 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and MOUNTAINEER GAS CO, a WEST VIRGINIA Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties." This agreement replaces Gas Transportation Agreement No. 5458, dated December 1, 1993 and the parties hereto agree that this Agreement shall be deemed a novation of the earlier Agreement.

                                   ARTICLE I

                                  DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 4,825 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                   ARTICLE II

                                 TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                  ARTICLE III

                        POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                   ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

                                   ARTICLE V

              QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0



                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)


To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                   ARTICLE VI

                  RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees paid to FERC, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A,
         (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                  ARTICLE VII

                             BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                  ARTICLE VIII

                          GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                   ARTICLE IX

                                   REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0




                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

         authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                   ARTICLE X

                      RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                   ARTICLE XI

                                   WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

         (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

         (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                  ARTICLE XII

                                      TERM

12.1 This Agreement shall be effective as of the 1st day of October, 1994, and shall remain in force and effect until the 31st day of October, 2000, ("Primary Term") and on an Automatic Rollover basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects to give upon one year or more prior written notice to Transporter to request a lesser extension term of this Agreement, the Agreement

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0





                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

         shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cashout imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                  ARTICLE XIII

                                     NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:       TENNESSEE GAS PIPELINE COMPANY
                   P.O. Box 2511
                   Houston, Texas 77252-2511
                   Attention:  Transportation Marketing

SHIPPER:




NOTICES:           MOUNTAINEER GAS CO
                   P.O. BOX 3152
                   CHARLESTON, WV 25332
                   Attention:  CAROLYN MORRIS

BILLING:           MOUNTAINEER GAS CO
                   414 SUMMERS STREET
                   CHARLESTON, WV 25301
                   Attention:  CAROLYN MORRIS

or to such other address as either Party shall designate by formal written notice to the other.

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0




                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)


                                  ARTICLE XIV

                                  ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                   ARTICLE XV

                                 MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEE(R) 2 System and Shipper has been notified through TENN- SPEED 2 of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0






                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

         TENNESSEE GAS PIPELINE COMPANY


         BY:       [illegible]
            -----------------------------------
         Agent and Attorney-in-Fact


         MOUNTAINEER GAS CO


         BY:   /s/ Richard L. Grant
            -----------------------------------
                 Richard L. Grant

         TITLE:  President
               --------------------------------
         DATE:   March 25, 1996
              ---------------------------------

                                                        SERVICE PACKAGE NO. 8396
                                                                 AMENDMENT NO. 0




                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)


                                  EXHIBIT "A"
                  AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                             DATED October 1, 1994
                                    BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                      AND
                               MOUNTAINEER GAS CO

MOUNTAINEER GAS CO
EFFECTIVE DATE OF AMENDMENT:  October 1, 1994
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  8396
SERVICE PACKAGE TQ:  4,825 Dth

                                   INTERCONNECT PARTY                                                BILLABLE-
METER     METER NAME               NAME               COUNTY       ST  ZONE   R/D  LEG  METER-TQ     TQ
---------------------------------------------------------------------------------------------------------------
010008    UNION - WARDNER COASTAL  UNION PACIFIC      NUECES       TX   00     R   100  223          223
          PLT DEH                  FUELS INC

011034    COLUMBIA GULF-EGAN DEHYD COLUMBIA GULF      ACADIA       LA   01     R   800  2,573        2,573
          EXCH                     TRANSMISSION CO

011777    LOUISIANA-ELOT BAY       LOUISIANA          ST BERNARD   LA   01     R   500  2,029        2,029
          TRANSPORT                INTRASTATE GAS
                                   CORP
                                                                   Total Receipt TQ:    4,825        4,825



020001    COLUMBIA-UF BR RUN COBB  COLUMBIA GAS       KANAWHA      WV   03     D   087  4,825        4,825
          W VA                     TRANSMISSION
                                   CORP



NUMBER OF RECEIPT POINTS AFFECTED: 3
NUMBER OF DELIVERY POINTS AFFECTED: 1


Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.